FILED PURSUANT TO RULE 497(e)

REGISTRATION NO. 033-06790

THE TETON WESTWOOD FUNDS

TETON WESTWOOD MIGHTY MITES FUND

TETON WESTWOOD BALANCED FUND

Supplement dated April 7, 2017, to the Prospectus for Class AAA shares, Class A shares, Class C shares, and Class I shares of the TETON Westwood Mighty Mites Fund (the “Mighty Mites Fund”) and TETON Westwood Balanced Fund (each, a “Fund” and collectively, the “Funds”) dated January 27, 2017

This supplement amends certain information in the Prospectus (the “Prospectus”). Unless otherwise indicated, all other information included in the Prospectus, or any previous supplements thereto, that is not inconsistent with the information set forth in this supplement remains unchanged. Capitalized terms not otherwise defined in this supplement have the same meaning as in the Prospectus.

Effective April 10, 2017, Class C shares held by Merrill Lynch customers will be converted into Class A shares of the same Fund after they have been held for ten years. The initial conversion of existing Class C shares held by Merrill Lynch customers meeting this standard will begin to occur starting May 26, 2017.

In addition, effective April 10, 2017, investors purchasing Fund shares through a Merrill Lynch platform or account will be eligible only for the load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts described below, which may differ from those disclosed elsewhere in the Funds’ Prospectus. As a result, the below table is added at the end of the Sales Charge Reductions and Waivers – Class A Shares heading in the Prospectus.

Front-end Sales Load Waivers on Class A Shares Available at Merrill Lynch

Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan

Shares purchased by or through a 529 Plan

Shares purchased through a Merrill Lynch affiliated investment advisory program

Shares purchased by third party investment advisors on behalf of their advisory clients through Merrill Lynch’s platform

Shares of funds purchased through the Merrill Edge Self-Directed platform (if applicable)

Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the Fund Complex)

Shares exchanged from Class C shares of the same fund in the month of or following the 10 year anniversary of the purchase date

Employees and registered representatives of Merrill Lynch or its affiliates and their family members

Directors or Trustees of the Funds, and employees of the Funds’ investment adviser or any of its affiliates, as described in this Prospectus

Shares purchased from the proceeds of redemptions within the Fund Complex, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement)

Furthermore, effective April 10, 2017, the below table is added at the end of the Contingent Deferred Sales Charges heading in the Prospectus.

CDSC Waivers on Class A and C Shares Available at Merrill Lynch

Death or disability of the shareholder

Shares sold as part of a systematic withdrawal plan as described in the Funds’ Prospectus

Return of excess contributions from an IRA Account

Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 70 1⁄2

Shares sold to pay Merrill Lynch fees but only if the transaction is initiated by Merrill Lynch

Shares acquired through a right of reinstatement

Shares held in retirement brokerage accounts, that are exchanged for a lower cost share class due to transfer to a fee based accounts or platforms (applicable to A and C shares only)

Finally, effective April 10, 2017, the table and paragraph below are added as a new section after the Letter of Intent heading in the Prospectus.

Front-end load Discounts Available at Merrill Lynch: Breakpoints, Rights of Accumulation & Letters of Intent

Breakpoints as described in this Prospectus

Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of Fund Complex assets held by accounts within the purchaser’s household at Merrill Lynch. Eligible Fund Complex assets not held at Merrill Lynch may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets

Letters of Intent (LOI) which allow for breakpoint discounts based on anticipated purchases within the Fund Complex, through Merrill Lynch, over a 13 month period of time (if applicable)

In order to receive the applicable Merrill Lynch reductions or waivers investors will have to purchase Fund shares through Merrill Lynch or directly from a Fund if that Fund offers such reductions or waivers. Merrill Lynch’s specific sales charge waivers and/or discounts are implemented and solely administered by Merrill Lynch. Please contact Merrill Lynch to ensure that you understand the steps that you must take to qualify for available waivers and discounts.

In addition, effective March 31, 2017, Elizabeth M. Lilly resigned as a portfolio manager of the Mighty Mites Fund to pursue other interests. Therefore, effective immediately, all references to Elizabeth M. Lilly are deleted in their entirety.

In addition, effective immediately, Sarah Donnelly will serve as a portfolio manager of the Mighty Mites Fund. Therefore, the following sentence is added at the end of the Management heading in the Mighty Mites Fund’s Prospectus.

“Ms. Sarah Donnelly has been a portfolio manager of the Mighty Mites Fund since April 7, 2017.”

In addition, effective immediately, the thirteenth paragraph under the Management of the Funds heading in the Prospectus is being deleted and replaced with the following.

“Mr. Mario J. Gabelli, CFA, Ms. Laura Linehan, Ms. Sarah Donnelly, and Mr. Paul D. Sonkin are primarily responsible for the day to day management of the Mighty Mites Fund.”

In addition, effective immediately, the following paragraph is added after the fifteenth paragraph under the Management of the Funds heading in the Prospectus.

“Ms. Sarah Donnelly has served as portfolio manager of the Mighty Mites Fund since April, 2017. Ms. Donnelly serves as a portfolio manager for Gabelli Funds, LLC. She is also a Senior Vice President of Gabelli & Company and serves as the Health & Wellness research platform leader and as a research analyst covering food, household, and personal care products. Ms. Donnelly joined GAMCO Investors, Inc. in 1999 as a junior research analyst working with the consumer staples and media analysts. She received a B.S. in Business Administration with a concentration in Finance and minor in History from Fordham University and currently serves on the advisory board of the Gabelli Center for Global Security Analysis at Fordham University.”

PLEASE RETAIN THIS SUPPLEMENT WITH YOUR PROSPECTUS FOR REFERENCE.